UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2014
Date of Report (Date of earliest event reported)

OPLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-35656 (Commission File Number)	No. 77-0411346 (I.R.S. Employer Identification No.)

46335 Landing Parkway, Fremont, CA 94538
(Address of principal executive offices) (Zip Code)

 (510) 933-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
  On July 29, 2014, the registrant issued a press release announcing certain initiatives to enhance shareholder value, and provided a preview of its financial results for its quarter ended June 29, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 8.01 Other Events
  On July 29, 2014, the registrant issued a press release announcing certain initiatives to enhance shareholder value.  A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits

  99.1  Press release dated July 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.
Date: July 29, 2014	/S/ Shirley Yin Shirley Yin Chief Financial Officer (Principal Financial Officer)

Exhibit Index
Exhibit No.	Description
99.1	Press release dated July 29, 2014